SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
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                                    FORM 8-K
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                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 18, 2005

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                                 OMI CORPORATION
               (Exact Name of Registrant as Specified in Charter)

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      MARSHALL ISLANDS                   000-14135              52-2098714
(State or Other Jurisdiction     (Commission File Number)    (I.R.S. Employer
      of Incorporation)                                     Identification No.)
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         ONE STATION PLACE, STAMFORD,                         06902
                 CONNECTICUT                               (Zip Code)
   (Address of Principal Executive Offices)
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                                 (203) 602-6700
              (Registrant's telephone number, including area code)

          (Former Name or Former address, if Changed Since Last Report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events


On April 18, 2005, OMI Corporation (the "Company") issued a press release announcing new time charter contracts relating to two Suezmax vessels. The press release is furnished herewith as Exhibit 99.


Item 9.01 Financial Statements and Exhibits


(c) Exhibits


99 Press Release issued by the Company on April 18, 2005.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date : April 18, 2005            By:   /s/ Craig H. Stevenson, Jr
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                                 Craig H. Stevenson, Jr. Chairman
                                 of the Board and Chief Executive
                                 Officer


Date : April 18, 2005            By:   /s/ Kathleen C. Haines
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                                 Kathleen C. Haines
                                 Senior Vice President, Chief
                                 Financial Officer and Treasurer




                                  EXHIBIT INDEX

The following Exhibit is being filed with this report.


  Exhibit No.    Description
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       99        Press Release issued by the Company on April 18, 2005,
                 announcing new time charter contracts.